Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

(the “Trust”)

Supplement Dated November 3, 2009

to the Prospectus for Class A and Class C shares of Allianz Multi-Strategy Funds Dated April 1, 2009,

the Prospectus for Class R shares of the NACM International Growth Fund Dated April 1, 2009,

the Prospectus for Class A, Class B and Class C shares of the Allianz Global Investors Solutions Funds Dated May 4, 2009 and

the Prospectus for Class R shares of the Allianz Global Investors Solutions Funds Dated May 4, 2009

Disclosure Related to All Series of the Trust Offering Class A, Class B, Class C and Class R Shares

Within each Prospectus noted above, all references to the “Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares” are hereby replaced with references to the Trust’s Statement of Additional Information dated November 3, 2009.

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